Exhibit 99.1

Exhibit 99.1  Form of supporting exhibit outlining the presentation made on November 14, 2006.

We prepare our consolidated statement of income in accordance with accounting principles generally accepted in the United States, or “GAAP.”  In order to provide financial information that is comparable from period to period, and to present comparable financial trends with respect to our ongoing business operations, we present supplemental information on an “operating” basis. Operating-basis results are based on GAAP results, but they exclude the impact of significant, non-recurring transactions and activities, and are presented on a fully taxable-equivalent basis. We believe that operating-basis financial information facilitates an investor’s understanding and analysis of our underlying performance and trends in addition to financial information prepared in accordance with GAAP.

The presentation made to analysts and investors on November 14, 2006 provides information about our operating-basis results for the three and nine months ended September 30, 2006 and 2005. Following is a reconciliation of GAAP results to operating-basis results of operations.

						Diluted
			Income	Income	Income	Earnings Per
		Total	Before	Tax	From	Share From
	Total	Operating	Income Tax	Expense	Continuing	Continuing
(Dollars in millions, except per share data)	Revenue	Expenses	Expense	(Benefit)	Operations	Operations

Three Months Ended September 30, 2006:

Results in accordance with GAAP	$1,515	$1,090	$425	$147	$278	$.83

Taxable-equivalent adjustment (1)	9	—	9	9	—	—

Operating-basis results	$1,524	$1,090	$434	$156	$278	$.83

Three Months Ended September 30, 2005:

Results in accordance with GAAP	$1,388	$1,008	$380	$130	$250	$.75

Taxable-equivalent adjustment (1)	9	—	9	9	—	—

Operating-basis results	$1,397	$1,008	$389	$139	$250	$.75

						Diluted
			Income	Income	Income	Earnings Per
		Total	Before	Tax	From	Share From
	Total	Operating	Income Tax	Expense	Continuing	Continuing
(Dollars in millions, except per share data)	Revenue	Expenses	Expense	(Benefit)	Operations	Operations

Nine Months Ended September 30, 2006:

Results in accordance with GAAP	$4,689	$3,362	$1,327	$540	$787	$2.35

Taxable-equivalent adjustment (1)	33	—	33	33	—	—

Tax-related charges (2)				(83)	83.25

Operating-basis results	$4,722	$3,362	$1,360	$490	$870	$2.60

Nine Months Ended September 30, 2005:

Results in accordance with GAAP	$4,057	$3,002	$1,055	$359	$696	$2.08

Taxable-equivalent adjustment (1)	31	—	31	31	—	—

Operating-basis results	$4,088	$3,002	$1,086	$390	$696	$2.08

(1) Fully taxable-equivalent adjusted revenue is a method of presentation in which the tax savings achieved by investing in tax-exempt securities are reflected in interest income with a corresponding charge to income tax expense. This method facilitates the comparison of revenues from both taxable and non-taxable sources. The adjustment is computed using a federal income tax rate of 35%, adjusted for applicable state income taxes, net of the related federal tax benefit.

(2) Tax-related charges consisted of $59 million, or $.18 per share, primarily related to the impact on income tax expense of the Tax Increase Prevention and Reconciliation Act, and $24 million, or $.07 per share, related to an increased income tax provision for the potential resolution of issues with the Internal Revenue Service with respect to our treatment of certain leveraged leases.

This presentation includes discussion of State Street Corporation’s financial and business goals and strategies, which may be perceived as “forward-looking statements” as defined by federal securities laws. Actual results could differ materially, and there can be no assurance that goals will be achieved. For a discussion of some of the factors that may affect State Street’s results, please see the Corporation’s 2005 Annual Report on Form 10-K, especially Item 1A, “Risk Factors,” and any subsequent Securities and Exchange Commission filings. Those statements are based on current expectations and involve a number of risks and uncertainties, including those related to the pace at which State Street adds new clients or at which existing clients use additional services, the value of global and regional financial markets, the pace of cross-border investment activity, changes in interest rates, the pace of worldwide economic growth and rates of inflation, the extent of volatility in currency markets, consolidations among clients and competitors, State Street's business mix, the dynamics of markets State Street serves, and State Street’s success at integrating and converting acquisitions into its business. Presentations used today are based upon the Corporation’s “operating basis” results. For a reconciliation of the Corporation’s results on an operating basis with results of operations in accordance with accounting principles generally accepted in the United States, please refer to http://www.statestreet.com/shareholder. Reminder

Agenda Fueling the Growth EngineContinuing the Evolution Performing Against Goals Innovating for Growth Driving Performance

Commercial Bank 1974-1984 Redefined strategic focus to emphasize the servicing of financial assets Responded to regulatory changes and growing customer IT needs State Street Plan published with long-term vision Invested in technology and IT talent Established sales culture Institutionalized philanthropic giving (State Street Foundation) Changed Strategy Custodian Bank Fueling the Growth Engine 1984-1994 Globalized SSgA Increased expansion into international markets opening offices in Belgium, Australia, Japan, Luxembourg, Canada, France, New Zealand, and Hong Kong Redefined Custody Domestic Investment Servicer and Passive Asset Manager Continuing the Evolution 1994-2004 Sharpened focus on institutional investors Expanded footprint, employees and countries served outside U.S. through largest industry acquisition Made strategic acquisitions to build core competencies Expanded into middle and front office Went Global Leading Global Investment Servicer and Leading Global Investment Manager 2004-2006 Next Evolution State Street World’s leading provider of financial services to institutional investors 2006-2008 Continue to lead with new products & services Expand depth and breadth of customer relationships Execute cost leadership Advance pro-active M&A

Fueling the Growth Engine $ in millions except EPS. GAAP results from continuing operations including tax-equivalent net interest revenue. 9.1% $1,397 $1,524 Operating Revenue: 8%-12% Year-over-Year Operating Leverage 10.7% $0.75 $0.83 Operating EPS: 10%-15% 100 BPS % Change 9/30/05 9/30/06 Goals 50 BPS 15.9% 16.4% Operating ROE: 14%-17% Performing Against Goals THREE MONTHS ENDED

Fueling the Growth Engine $ in millions, except EPS. GAAP results from continuing operations including tax-equivalent net interest revenue. 9 months ended 9/30/2006 excludes impact of tax charges in 2Q. 15.5% $4,088 $4,722 Operating Revenue: 8%-12% Operating Leverage 25% $2.08 $2.60 Operating EPS: 10%-15% 350 BPS % Change 9/30/05 9/30/06 Goals 260 BPS 15.1% 17.7% Operating ROE: 14%-17% Performing Against Goals NINE MONTHS ENDED

 Fueling the Growth Engine Performing Against Goals – Accomplishing Objectives Represented 24% of total company’s pretax profit YTD, up from 20% at 9/30/2005 Pretax profit margin YTD increased to 36% from 31% at 9/30/2005 Make SSgA Larger Contributor to NIBT Net interest margin expanded to 1.22% from 1.10% at 9/30/2005 Increased avg. investment portfolio to $61B from $55B at 9/30/2005 Grew net interest revenue by 19% (Y-o-Y) Credit quality of investment portfolio is 95% AAA/AA Balance sheet repositioning complete Long- term debt rating remains AA Actively Manage the Balance Sheet Non-US revenue = 41%, up from 39% at 9/30/2005 Europe ($1,250M) = 26% of total revenue, up 23% from 9/30/2005 Asia ($490M) = 10% of total revenue, up 30% from 9/30/2005 Canada and Other ($210M) = 5% of total revenue, up 9% from 9/30/2005 Grow Non-U.S Revenue to 50% Over Time Positive operating leverage achieved in 7 out of 7 quarters (Y-o-Y ) Balance Y-o-Y revenue and expense growth in favorable (2Q06 +21.3%) and less favorable (3Q06 +9.1%) revenue growth quarters Generate Positive Operating Leverage YEAR-OVER-YEAR AS OF 9/30/06

STATE STREET

This Is State Street

Leading Innovation – Major Milestones


1974-1984
1984-1994
1994-2004
2004-2006
State Street Global Advisors
Formed Transfer Agency JV (BFDS)
Acquisition: Princeton Financial Systems
Multicurrency Horizon Platform
Global Link
SPDR ETF
Fund Administration Business
FX Connect first trade
Advanced Research Center
Performance Analytics Workstation
Global Trustee Business
Transaction Cost Analysis (Elkins McSherry)
State Street Associates
Sector ETFs
Citistreet
IM Operations Outsourcing
Fund Connect
Acquisition: Gartmore
Futures / Money Market Connect
Acquisition: IFS
mystatestreet.com
State Street Global Alliance
Acquisition: Deutsche Bank's GSS business
Business Process Offshoring Relationship
Investor Confidence Index
First Gold ETF
State Street China Technology Center
First China ETF
LDI Strategies
Alpha Strategies
INNOVATION
Businesses
Products / Services

MARKET OPPORTUNITY Fueling the Growth Engine Top 500 investment managers worldwide manage $53.6T in assets, over $42T concentrated with the top 100 managers* OUR POSITION Largest fully global provider servicing $3.4T assets Servicing 11 customers in 14 countries Annualized cross sell revenue = $75 million up from $45 million at 9/30/05 GLOBAL SOLUTIONS Completed first European conversion on to enterprise-wide solution in September 2006 Migrating large US, back-office installed base SELECT CUSTOMERS ABN Amro Asset Management AXA Investment Managers Scottish Widows Investment Partnership Evergreen Investment Management Pacific Investment Management Company (PIMCO) State Street Global Advisors Source: P&I/Watson Wyatt World 500, September 4, 2006 Innovating for Growth – Pioneered Investment Manager Operations Outsourcing in 2000

Fueling the Growth Engine *Grail Partners November 2005, State Street **KBW, 4/2006 OUR POSITION Purchased IFS in 2002; today 5th largest servicer of hedge funds** AUA $176B in 475 Funds Ranked No.1 Hedge Fund Administrator Global Custodian Established manager with a global customer base $4B AUM GLOBAL SOLUTIONS Expanded absolute return strategies to include: currency, long/short, market neutral, fixed income arbitrage, and equity hedge/directional Support Liability-driven Investing (LDI) strategy for pension plans Manage strategies with robust risk management and oversight Provide middle and back office functionality SELECT CUSTOMERS Brevan Howard Asset Management LLP Deutsche Bank Absolute Return Strategies (DBARS) CalPERS Loomis Sayles (CDC lxis) Innovating for Growth – Created Capacity in Hedge Funds MARKET OPPORTUNITY* $1.2T in Hedge Fund assets worldwide Year-over-year growth expected to continue at a rate of 15%-20% Pension funds expected to allocate 9%-10% of investments to hedge funds by 2010 Absolute return strategies increasingly popular in low-return environment

Fueling the Growth Engine * Morgan Stanley 9/06 **Sources: State Street Global Advisors, 2006; Financial Research Corporation, 2005 $484B in assets worldwide* Expected to grow at 30% per year through 2008** Hedge funds and other institutional investors adopting ETFs as an investment option** Global leader Managing 64 ETFs Dominant in Asia — first in China, Singapore, Hong Kong and Taiwan 21% market share No. 2 ETF Manager worldwide A leading service provider worldwide, servicing 80 ETFs with $104B AUA GLOBAL SOLUTIONS History of innovation: 1993 First ETF — SPDR: $64.9B AUM 1999 Added first ETF in Asia Hong Kong Tracker (TRAHK) Fund: $3.3B AUM 2004 Introduced first commodity ETF: streetTRACKS Gold: $7.6B AUM 2004 Added first ETF in China “Shanghai 50 ETF”: $.5B OUR POSITION MARKET OPPORTUNITY Innovating for Growth – Invented Exchange Traded Funds in 1993 SELECT CUSTOMERS Unico China Asset Management CIMB Principal Asset Management State Street Global Advisors

Fueling the Growth Engine State Street Consistency Innovation Growth Leadership Perform consistently through economic cycles Achieve financial objectives for revenue, EPS, & ROE Deliver a value to customers they can’t get anywhere else Continue to pioneer new products and services Driving Performance – Key Factors

Fueling the Growth EngineConsistency Innovation Growth Leadership SHAREHOLDERVALUE Driving Performance – Key Factors